                                                                EXHIBIT 10.8

                             SIXTH AMENDMENT TO
            AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP


         Sixth Amendment to Amended and Restated Agreement of Limited Partnership (the "Amendment"), dated as of November 27, 1996, among the undersigned parties.

                                R E C I T A L S:

         WHEREAS, a Delaware limited partnership known as GGP Limited Partnership exists pursuant to that certain Amended and Restated Agreement of Limited Partnership dated July 27, 1993, as amended by that certain First Amendment thereto dated May 23, 1995, that certain Second Amendment thereto dated July 13, 1995, that certain Third Amendment thereto dated as of May 21, 1996, that certain Fourth Amendment thereto dated as of August 30, 1996 and that certain Fifth Amendment dated as of October 4, 1996 (the "Initial Partnership Agreement");

         WHEREAS, the general partner of the Partnership is General Growth Properties, Inc., a Delaware corporation (the "General Partner");

         WHEREAS, the General Partner acquired certain interests in regional shopping centers located in Oklahoma and known as Sooner Mall and Quail Mall (the "Acquired Assets") for a purchase price consisting of 895,928 shares (the "Shares") of the common stock, par value $.10 per share, of the General Partner and cash (the "Cash Portion of the Purchase Price");

         WHEREAS, the Partnership made a loan (the "Loan") to the General Partner in order to finance the payment of the Cash Portion of the Purchase Price;

         WHEREAS, concurrently herewith, the General Partner is contributing to the capital of the Partnership the Acquired Assets in exchange for the issuance of 895,928 units of general partnership interest in the Partnership (the "Units") and the cancellation of the Loan;

         WHEREAS, the parties hereto, being the General Partner and a majority in interest of other partners of the Partnership, desire to amend the Initial Partnership Agreement to issue to the General Partner the Units upon the terms and subject to the conditions hereof.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Capitalized terms used but not defined herein shall have the meanings set forth in the Initial Partnership Agreement, as amended hereby.

         2. The issuance of the Units to the General Partner in partial consideration for the contribution of the Acquired Assets to the capital of the Partnership is hereby approved, and the Units are hereby issued to the General Partner.

         3. Exhibit A of the Initial Partnership Agreement is hereby deleted and the Exhibit A attached to this Amendment is hereby inserted in lieu thereof.

         4. Except as specifically set forth herein, the Initial Partnership Agreement shall remain in full force and effect.

         5. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware (without regard to its conflicts of law principles).

         6. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute the same document.

         7. This Amendment shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.,
 a Delaware corporation

By:_______________________________
   Its:___________________________

LIMITED PARTNERS:

APPLETON TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

FALLBROOK TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MARTIN INVESTMENT TRUST A

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MARTIN INVESTMENT TRUST B

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MARTIN INVESTMENT TRUST C

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MARTIN INVESTMENT TRUST F

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MARTIN INVESTMENT TRUST G

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MATTHEW INVESTMENT TRUST A

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MATTHEW INVESTMENT TRUST B

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MATTHEW INVESTMENT TRUST G

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MATTHEW INVESTMENT TRUST H

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MATTHEW FAMILY TRUST G

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MBA TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MBB TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MBC TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

         The address for each of the foregoing
         Limited Partners is as follows:

         4001 W. 41st Street
         #04A Empire Mall
         Sioux Falls, South Dakota  57116


______________________________
Ann Bucksbaum Friedman
     215 Keo Way
     Des Moines, Iowa 50309

______________________________
John Bucksbaum
     215 Keo Way
     Des Moines, Iowa 50309


STANLEY RICHARDS REVOCABLE TRUST

By:________________________________
   Stanley Richards, Trustee
     215 Keo Way
     Des Moines, Iowa  50309

______________________________
Carolyn Bucksbaum
  215 Keo Way
  Des Moines, Iowa  50309

                                                                   EXHIBIT A

                                        Number
                                          of             Percentage
General Partner:                         Units            Interest
---------------                          -----           ----------
General Growth
  Properties, Inc.                30,466,984.0000         64.8821%


Limited Partners:
----------------

Appleton Trust                     1,701,236.4524          3.6229

Fallbrook Trust                      488,799.4853          1.0409

Martin Investment Trust A          1,030,585.6042          2.1947

Martin Investment Trust B          1,030,585.6042          2.1947

Martin Investment Trust C          1,030,585.6042          2.1947

Martin Investment Trust F          1,030,585.6042          2.1947

Martin Investment Trust G          2,061,171.2084          4.3895

Matthew Investment Trust A           893,169.4968          1.9021

Matthew Investment Trust B           891,984.6398          1.8996

Matthew Investment Trust G         1,783,636.8896          3.7984

Matthew Investment Trust H         1,783,636.8896          3.7894

MBA Trust                            293,305.2273           .6246

MBB Trust                            292,120.3700           .6221

MBC Trust                            291,854.0225           .6215

Matthew Family Trust G               498,815.9255          1.0623

Ann Bucksbaum Friedman                 7,872.7911           .0168

Carolyn Bucksbaum                    453,791.0000           .9664

John Bucksbaum                         7,872.7911           .0168

Stanley Richards
 Revocable Trust                     149,706.3938           .3188

Piedmont Mall Associates               1,660.0000           .0035

MP Associates, L.P.                  156,136.0000           .3325

PPP Associates                        51,507.0000           .1097

Joe W. Lowrance                       43,980.0000           .0937


LWLDA Limited Partnership              30,861.0000          .0657

Brent M. Milgrom                       43,980.0000          .0937

GDC/A&B Limited Partnership            30,861.0000          .0657

Edward S. Brown                        29,079.0000          .0619

Edward S. Brown and Susan
 Garber, Husband and Wife,
 as Tenants by the Entirety            27,873.0000          .0594

Lawrence A. Brown                      12,731.0000          .0271

Merrill H.J. Roth                      22,154.0000          .0472

The Roth Family                        15,223.0000          .0324
 Limited Partnership

Arthur B. Morgenstern                  37,321.0000          .0795

Joseph Straus, Jr.                     59,547.0000          .1268

HIA Limited Partnership                81,730.0000          .1741

Morgenstern, Rounick-Weiner            48,414.0000          .1031
 Associates

Marvin Rounick and
 Judy Rounick, Husband
 and Wife, as Tenants-by-
 the-Entirety                          38,036.0000          .0810

Joint Revocable Trust of
 Warren and Penny Weiner               12,679.0000          .0270

Irrevocable Trust of
 Warren Weiner dated
 January 24, 1978 F/B/O
 Robyn Weiner                          12,679.0000          .0270

Irrevocable Trust of
 Warren Weiner dated
 January 24, 1978 F/B/O
 Kimberly Weiner                       12,679.0000          .0270

                                   ---------------

Total Units:                       46,957,430.0000       100.0000%
                                   ===============       =========